UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

July 12, 2010

TNP Strategic Retail Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-154975	90-0413866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Main Street, Suite 700

Irvine, California 92614

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 833-8252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

On July 12, 2010, TNP Strategic Retail Trust, Inc. (the “Company”) filed a Current Report on Form 8-K reporting the Company’s acquisition of an indirect interest in a multi-tenant retail center located in Tucson, Arizona, commonly known as the Northgate Plaza Shopping Center (the “Northgate Property”). On September 21, 2010, the Company filed a Current Report on Form 8-K/A (the “8-K/A”) to amend the Current Report on Form 8-K filed on July 12, 2010 to provide the required financial information related to the Company’s acquisition of an indirect interest in the Northgate Property. The Company is filing this Current Report on Form 8-K/A to provide the unaudited proforma condensed consolidated balance sheet of the Company and notes thereto inadvertently omitted from the proforma financial information furnished by the 8-K/A.

(a)	Financial Statements of Real Estate Property Acquired.

The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith.

(b)	Unaudited Proforma Financial Information.

The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith.

TNP Strategic Retail Trust, Inc. and Subsidiaries

I.	Unaudited Proforma Condensed Consolidated Balance Sheet as of June 30, 2010	10
II.	Unaudited Proforma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2010	11
III.	Unaudited Proforma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2009	12
IV.	Notes to Unaudited Proforma Condensed Consolidated Balance Sheet as of June 30, 2010, Unaudited Proforma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2010 and Unaudited Proforma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2009	13

(c)	Shell Company Transactions.

Not applicable

(d)	Exhibits.

None

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

TNP Strategic Retail Trust, Inc.

We have audited the accompanying statement of revenues and certain expenses of Northgate Property, or the Property, for the year ended December 31, 2009. This statement of revenues and certain expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenues and certain expenses, and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 to the statement of revenues and certain expenses of Northgate Property for the year ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.

/s/    KMJ | Corbin & Company LLP

Costa Mesa, California

September 20, 2010

NORTHGATE PROPERTY

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Six Months Ended June 30, 2010 and For the Year Ended December 31, 2009

	For the Six Months Ended June 30, 2010 (Unaudited)	For the Year Ended December 31, 2009
Revenue:
Rental income	$472,000	$1,019,000

Certain expenses:
Building maintenance	48,000	100,000
Real estate taxes	56,000	112,000
Electricity, water and gas utilities	9,000	15,000
Property management fees	24,000	41,000
Insurance	7,000	13,000
General and administrative	5,000	10,000

Total certain expenses	149,000	291,000

Revenues in excess of certain expenses	$323,000	$728,000

The accompanying notes are an integral part of the statements of revenues and certain expenses.

NORTHGATE PROPERTY

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Six Months Ended June 30, 2010 (unaudited) and For the Year Ended December 31, 2009

NOTE 1 – ORGANIZATION AND BASIS OF PRESENTATION

Organization

The accompanying statements of revenues and certain expenses include the operations of the Northgate Property, or the Property, a multi-tenant retail center located in Tucson, Arizona. The Property has approximately 103,000 square feet of gross leaseable area, or GLA, and was 82.0% and 86.0% occupied as of June 30, 2010 (unaudited) and as of December 31, 2009, respectively.

Basis of Presentation

The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission, or the SEC, which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The statements of revenues and certain expenses include the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and therefore, the statements of revenues and certain expenses are not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of interest expense, depreciation and amortization and federal and state income taxes.

The accompanying statements of revenues and certain expenses are not representative of the actual operations for the periods presented, as certain expenses that may not be comparable to the expenses expected to be incurred by TNP Strategic Retail Trust, Inc., or the Company, in the future operations of the Property have been excluded.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Property Management Fees

The owners of the Property contracted with a related party to manage the Property for a fee of approximately 5.0% of the Property’s annual gross revenues for the six months ended June 30, 2010 (unaudited) and for the year ended December 31, 2009. For the six months ended June 30, 2010 (unaudited) and for the year ended December 31, 2009, the Property incurred management fees totaling $24,000 and $41,000, respectively.

NORTHGATE PROPERTY

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Six Months Ended June 30, 2010 (unaudited) and For the Year Ended December 31, 2009

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting periods. Actual results could differ materially from those estimates.

Unaudited Interim Information

The statement of revenues and certain expenses for the six months ended June 30, 2010 is unaudited. In the opinion of management, such financial statement reflects all adjustments necessary for a fair presentation of results of the interim period. All such adjustments are of a normal recurring nature.

NOTE 3 – LEASES

The Property has entered into operating lease agreements with tenants that expire at various dates through 2025 and are subject to fixed increases in base rent. The aggregate annual future minimum lease payments to be received under the existing non-cancelable operating leases as of June 30, 2010 are as follows:

Years Ending December 31,
2010(1)	$375,000
2011	596,000
2012	520,000
2013	450,000
2014	371,000
Thereafter	2,808,000

$5,120,000

(1)	For the period from June 30, 2010 through December 31, 2010.

The leases also require reimbursement of the tenants’ proportional share of common area expenses, real estate taxes and other expenses, which are not included in the amounts above. The tenant leases generally include tenant renewal options that can extend the lease term.

NORTHGATE PROPERTY

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Six Months Ended June 30, 2010 (unaudited) and For the Year Ended December 31, 2009

NOTE 4 – TENANT CONCENTRATION

For the six months ended June 30, 2010, the Property had two tenants collectively occupying 53.1% of the total GLA, which accounted for 43.8% of the total base rent.

Tenant Name	Date of Lease Expiration	Aggregate Base Rent For The Six Months Ended June 30, 2010 (Unaudited)	% Aggregate Base Rent For The Six Months Ended June 30, 2010 (Unaudited)
Wal-Mart Stores, Inc.	May 3, 2025	$123,000	30.7%
Dollar Tree Stores, Inc.	January 31, 2015	$52,000	13.1%

Aggregate base rent is based on contractual base rent from leases in effect as of June 30, 2010. If these tenants were to default on their leases and substitute tenants are not found, future revenue of the Property would be materially and adversely impacted.

For the year ended December 31, 2009, the Property had two tenants collectively occupying 53.1% of the total GLA, which accounted for 40.1% of the total base rent.

Tenant Name	Date of Lease Expiration	Aggregate Base Rent For The Year Ended December 31, 2009	% Aggregate Base Rent For The Year Ended December 31, 2009
Wal-Mart Stores, Inc.	May 3, 2025	$245,000	29.0%
Dollar Tree Stores, Inc.	January 31, 2015	$94,000	11.1%

Aggregate base rent is based on contractual base rent from leases in effect as of December 31, 2009. If these tenants were to default on their leases and substitute tenants are not found, future revenue of the Property would be materially and adversely impacted.

NOTE 5 – COMMITMENTS AND CONTINGENCIES

Litigation

The Property may be subject to legal claims in the ordinary course of business. Management is not aware of any potential claims.

Environmental Matters

In connection with the ownership and operation of real estate, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and management is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.

NORTHGATE PROPERTY

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Six Months Ended June 30, 2010 (unaudited) and For the Year Ended December 31, 2009

Other Matters

Other commitments and contingencies include the usual obligations of a real estate property in the normal course of business. In the opinion of management, these matters are not expected to have a material adverse effect on the Property’s financial position and/or results of operations.

NOTE 6 – SUBSEQUENT EVENT

On July 6, 2010, the Company, through TNP SRT Northgate Plaza Tucson, LLC, an indirect wholly owned subsidiary of TNP Strategic Retail Operating Partnership, LP, the Company’s operating partnership, purchased the Property for a purchase price of approximately $8,050,000, plus closing costs.

Subsequent to acquiring the Property, the Company has entered into two new leases at the Property totaling approximately 14,500 square feet. These two new leases increased occupancy to approximately 93%.

TNP STRATEGIC RETAIL TRUST, INC.

Unaudited Proforma Condensed Consolidated Financial Statements

For the Six Months Ended June 30, 2010 and

for the Year Ended December 31, 2009

As used herein, “we,” “us,” and “our” refers to TNP Strategic Retail Trust, Inc. On July 6, 2010, we acquired a fee simple interest in a multi-tenant retail center located in Tucson, Arizona commonly referred to as the Northgate Plaza Shopping Center (the “Northgate Property”) through TNP SRT Northgate Plaza Tucson, LLC, an indirect wholly owned subsidiary of TNP Strategic Retail Operating Partnership, LP, our operating partnership, from an unaffiliated third party seller. TNP SRT Northgate Plaza Tucson, LLC acquired the Northgate Property for an aggregate purchase price of approximately $8,050,000, plus closing costs, including the assumption of an existing mortgage loan from Thrivent Financial for Lutherans with an outstanding principal balance as of the acquisition date of approximately $4,398,000 (the “Northgate Loan”). The accompanying unaudited proforma condensed consolidated financial statements (including the notes thereto) are qualified in their entirety by reference to, and should be read in conjunction with, our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010 and our Annual Report on Form 10-K, as amended, for the year ended December 31, 2009. In management’s opinion, all adjustments necessary to reflect the transactions have been made.

The accompanying unaudited proforma condensed consolidated balance sheet as of June 30, 2010 is presented as if we acquired the Northgate Property on June 30, 2010. The Northgate Property was acquired using cash proceeds, net of offering costs, received from our initial public offering through the acquisition date, borrowings under our operating partnership’s revolving credit facility with KeyBank National Association and the assumption of the Northgate Loan. However, the accompanying proforma adjustments assume that we raised sufficient net offering proceeds in our initial public offering to fund the purchase of the Northgate Property as of June 30, 2010.

The accompanying unaudited proforma condensed consolidated statements of operations for the six months ended June 30, 2010 and for the year ended December 31, 2009 are presented as if we acquired the Northgate Property on January 1, 2009. The Northgate Property was acquired using cash proceeds, net of offering costs, received from our initial public offering through the acquisition date, borrowings under our operating partnership’s revolving credit facility with KeyBank National Association and the assumption of the Northgate Loan. The accompanying proforma adjustments assume that we raised sufficient net offering proceeds in our initial public offering to fund the purchase of the Northgate Property as of January 1, 2009 at a price of $10.00 per share.

The accompanying unaudited proforma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future. In addition, the unaudited proforma condensed consolidated financial statements include proforma allocations of the purchase price of the Northgate Property based upon preliminary estimates of the fair value of the assets acquired and liabilities assumed in connection with the acquisition and are subject to change.

TNP STRATEGIC RETAIL TRUST, INC.

Unaudited Proforma Condensed Consolidated Balance Sheet as of June 30, 2010

	As of June 30, 2010 as Reported (A)	Current Acquisition Proforma Adjustments (B)		Proforma as of June 30, 2010
ASSETS
Cash and cash equivalents	$2,320,000	$(1,971,000)		$349,000
Prepaid expenses and other assets	735,000	—		735,000
Accounts receivable	252,000	—		252,000
Investment in real estate
Land	13,667,000	3,798,000		17,465,000
Building	18,750,000	3,222,000		21,972,000
Tenant Improvements	1,430,000	79,000		1,509,000

	33,847,000	7,099,000		40,946,000
Accumulated depreciation	(231,000)	—		(231,000)

Investments in real estate, net	33,616,000	7,099,000		40,715,000
Lease intangibles, net	6,298,000	1,418,000		7,716,000
Deferred costs
Organization and offering	1,551,000	—		1,551,000
Financing fees, net	340,000	68,000		408,000

Total deferred costs, net	1,891,000	68,000		1,959,000

Total assets	$45,112,000	$6,614,000		$51,726,000

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Accounts payable and accrued expenses	$359,000	102,000		461,000
Amounts due to related parties	1,714,000	—		1,714,000
Other liabilities	174,000	—		174,000
Acquired below market lease intangibles, net	2,451,000	393,000		2,844,000
Notes payable	30,802,000	6,374,000		37,176,000

Total liabilities	35,500,000	6,869,000		42,369,000

Commitments and contingencies

Equity:
Preferred stock, $0.01 par value per share; 50,000,000 shares authorized; none issued and outstanding as of June 30, 2010 and December 31, 2009, respectively	—	—		—
Common stock, $0.01 par value per share; 400,000,000 shares authorized, 1,499,290 and 524,752 shares issued and outstanding as of June 30, 2010 and December 31, 2009, respectively	15,000	—		15,000
Additional paid-in capital	13,089,000	—		13,089,000
Accumulated deficit	(3,490,000)	(255,000	)(C)	(3,745,000)

Total stockholders’ equity	9,614,000	(255,000)		9,359,000
Noncontrolling interests	(2,000)	—		(2,000)

Total equity	9,612,000	(255,000)		9,357,000

Total liabilities and equity	$45,112,000	$6,614,000		$51,726,000

The accompanying notes are an integral part of the unaudited proforma condensed consolidated balance sheet.

TNP STRATEGIC RETAIL TRUST, INC.

Unaudited Proforma Condensed Consolidated Statement of Operations

for the Six Months Ended June 30, 2010

	For the Six Months Ended June 30, 2010 (A)	Prior Acquisitions Proforma Adjustments (B)		Current Acquisitions Proforma Adjustments (C)		Proforma for the Six Months Ended June, 2010
Revenue:
Rental income	$916,000	$1,370,00		$439,000		$2,725,000
Other property income	—	429,000		74,000		503,000

Total Revenue	916,000	1,799,000		513,000		3,228,000
Expenses:
General and administrative	679,000	95,000		5,000	(D)	779,000
Acquisition expenses	834,000	(712,000	) (E)	—		122,000
Operating and maintenance	408,000	576,000		171,000	(D)(G)	1,155,000
Depreciation and amortization	372,000	961,000		286,000	(F)	1,619,000

	2,293,000	920,000		462,000		3,675,000

(Loss) income before other income (expense)	(1,377,000)	879,00		51,000		(447,000)
Other income and (expense)
Interest income	3,000	—		—		3,000
Interest expense	(570,000)	(531,000)		(123,000	) (H)	(1,224,000)

Net loss	(1,944,000)	(348,000)		(72,000)		(1,668,000)
Net loss attributable to noncontrolling interest	4,000	—		—		4,000

Net loss attributable to stockholders	$(1,940,000)	$348,000		$(72,000)		$(1,664,000)

Net loss per common share — basic and diluted	$(2.09)					$(1.53)

Weighted-average number of common shares outstanding — basic and diluted	929,727					1,089,862	(I)

The accompanying notes are an integral part of the unaudited proforma condensed consolidated statement of operations.

TNP STRATEGIC RETAIL TRUST, INC.

Unaudited Proforma Condensed Consolidated Statement of Operations

for the Year Ended December 31, 2009

	For the Year Ended December 31, 2009 (J)	Prior Acquisitions Proforma Adjustments (K)	Current Acquisitions Proforma Adjustments (L)		Proforma for the Year Ended December 31, 2009
Revenue:
Rental income	$140,000	$3,227,000	$879,000		$4,246,000
Other property income	5,000	1,011,000	147,000		1,163,000

Total Revenue	145,000	4,238,000	1,026,000		5,409,000
Expenses:
General and administrative	660,000	224,000	10,000	(M)	894,000
Acquisition expenses	408,000	—	—		408,000
Operating and maintenance	114,000	1,485,000	343,000	(M)(O)	1,942,000
Depreciation and amortization	46,000	2,262,000	572,000	(N)	2,880,000

	1,228,000	3,971,000	925,000		6,124,000

(Loss) income before other income (expense)	(1,083,000)	267,000	101,000		(715,000)
Other income and (expense)
Interest income	2,000	—	—		2,000
Interest expense	(119,000)	(1,249,000)	(235,000	) (P)	(1,603,000)

Net loss	(1,200,000)	(982,000)	(134,000)		(2,316,000)
Net loss attributable to noncontrolling interest	—	—	—		—

Net loss attributable to stockholders	$(1,200,000)	$(982,000)	$(134,000)		$(2,316,000)

Net loss per common share — basic and diluted	$(17.14)				$(12.63)

Weighted-average number of common shares outstanding — basic and diluted	71,478				183,318	(Q)

The accompanying notes are an integral part of the unaudited proforma condensed consolidated statement of operations.

TNP STRATEGIC RETAIL TRUST, INC.

1. Notes to Unaudited Proforma Condensed Consolidated Balance Sheet as of June 30, 2010

(A)	As reported in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2010.

(B)	Reflects the purchase price of the assets acquired and liabilities incurred or assumed by us in connection with the Northgate Property acquisition completed subsequent to June 30, 2010. The purchase price allocation is preliminary and is subject to change.

(C)	Amount represents the one-time acquisition related expenses incurred at the time of acquisition not included in the historical results.

2. Notes to Unaudited Proforma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2010

(A)	Reflects our historical consolidated operations for the six months ended June 30, 2010.

(B)	Amounts represent the previously reported estimated operations, including proforma adjustments, based on historical operations of the Waianae Property, which was acquired in the second quarter of 2010.

(C)	Amounts represent the estimated operations, including proforma adjustments based on the historical operations of the Northgate Property.

(D)	Reflects property operating expenses (not reflected in the historical statement of operation of TNP Strategic Retail Trust, Inc. for the six months ended June 30, 2010) based on the historical operation of the previous owner.

(E)	We incurred a total of $834,000 in acquisition related expenses during the six months ended June 30, 2010, of which $712,000 was related to the acquisition of the Waianae Property. As these are nonrecurring charges, they have been excluded from the unaudited proforma condensed consolidated statement of operations for the six months ended June 30, 2010.

(F)	Amounts represent depreciation and amortization expense on the allocation of the purchase price. Depreciation and amortization expense is recognized using the straight-line method over an estimated useful life of 20 years for buildings and 4 to 178 months for improvements, in place leases and lease commissions.

The amounts allocated to above market leases and below market leases are amortized to rental income over the remaining terms of the acquired leases, which range from 22 to 62 months and from 55 to 178 months, respectively.

The amount allocated to debt premium is amortized to interest expense over the remaining 37 month term of the associated assumed mortgage.

The purchase price allocations, and therefore, depreciation and amortization expense, are preliminary and subject to change.

(G)	Included in such amount are property and asset management fees that would be due to our property manager, TNP Property Manager, LLC, or Property Manager, and our advisor, TNP Strategic Retail Advisor, LLC, or Advisor, had the Northgate Property been acquired on January 1, 2009. The property management agreement requires us to pay Property Manager a monthly property management fee of 5% of the Northgate Property’s gross revenue. The advisory agreement requires us to pay Advisor a monthly asset management fee of one-twelfth of 0.6% on all real estate investments we acquire; provided, however, that Advisor will not be paid the asset management fee until our funds from operations exceed the lesser of (1) the cumulative amount of any distributions declared and payable to our stockholders or (2) an amount that is equal to a 10.0% cumulative, non-compounded, annual return on invested capital for our stockholders. We have deferred the asset management fee payable to Advisor as we have not met either of the funds from operations coverage tests.

(H)	Amount represents interest expense, and the amortization of the corresponding deferred financing costs and debt premium, on the Northgate Loan. The Northgate Loan bears interest at a fixed rate of 6.25% per annum through July 15, 2011, upon which date (with 90 days’ prior written notice) the lender has the option to adjust the interest rate based upon the lender’s then-current interest rate for similar loans.

(I)	Represents the weighted average number of shares of our common stock from our initial public offering, at $10.00 per share, required to generate sufficient offering proceeds, net of offering costs, to fund the purchase of the Northgate Property. The calculation assumes these proceeds were raised as of January 1, 2009.

TNP STRATEGIC RETAIL TRUST, INC.

3. Notes to Unaudited Proforma Condensed Consolidated Statement of Operations for the year ended December 31, 2009

(J)	Reflects our historical consolidated operations for the year ended December 31, 2009.

(K)	Amounts represent the previously reported estimated operations, including proforma adjustments, based on historical operations of the Waianae Property, which was acquired in the second quarter of 2010.

(L)	Reflects rental revenues and other income based on the historical and proforma operations for the year ended December 31, 2009.

(M)	Reflects property operating expenses (not reflected in the historical statement of operation of TNP Strategic Retail Trust, Inc. for the year ended December 31, 2009) based on the historical operation of the previous owner.

(N)	Amounts represent depreciation and amortization expense on the allocation of the purchase price. Depreciation and amortization expense is recognized using the straight-line method over an estimated useful life of 20 years for buildings and 4 to 178 months for improvements, in place leases and lease commissions.

The amounts allocated to above market leases and below market leases are amortized to rental income over the remaining terms of the acquired leases, which ranges from 22 to 62 months and from 55 to 178 months, respectively.

The amount allocated to debt premium is amortized to interest expense over the remaining 37 month term of the associated assumed mortgage loan.

The purchase price allocations, and therefore, depreciation and amortization expense, are preliminary and subject to change.

(O)	Included in such amount are property and asset management fees that would be due to our property manager, TNP Property Manager, LLC, or Property Manager, and our advisor, TNP Strategic Retail Advisor, LLC, or Advisor, had the Northgate Property been acquired on January 1, 2009. The property management agreement requires us to pay Property Manager a monthly property management fee of 5% of the Northgate Property’s gross revenue. The advisory agreement requires us to pay Advisor a monthly asset management fee of one-twelfth of 0.6% on all real estate investments we acquire; provided, however, that Advisor will not be paid the asset management fee until our funds from operations exceed the lesser of (1) the cumulative amount of any distributions declared and payable to our stockholders or (2) an amount that is equal to a 10.0% cumulative, non-compounded, annual return on invested capital for our stockholders. We have deferred the asset management fee payable to Advisor as we have not met either of the funds from operations coverage tests.

(P)	Amount represents interest expense, and the amortization of the corresponding deferred financing costs and debt premium, on the Northgate Loan. The Northgate Loan bears interest at a fixed rate of 6.25% per annum through July 15, 2011, upon which date (with 90 days’ prior written notice) the lender has the option to adjust the interest rate based upon the lender’s then-current interest rate for similar loans.

(Q)	Represents the weighted average number of shares of our common stock from our initial public offering, at $10.00 per share, required to generate sufficient offering proceeds, net of offering costs, to fund the purchase of the Northgate Property. The calculation assumes these proceeds were raised as of January 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP STRATEGIC RETAIL TRUST, INC.

Date: November 12, 2010	By:	/S/ CHRISTOPHER S. CAMERON
Christopher S. Cameron
Chief Financial Officer, Treasurer and Secretary